Prepayment and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Prepayment and Other Current Assets
Loan receivables, net	¥ 80,570		¥ 72,351
Prepayments for services	52,179		33,742
Deductible VAT	48,566		13,192
Prepayments to inventory suppliers	36,103		42,510
Interest receivable	12,164		16,463
Prepaid rental and other deposits	7,303		7,007
Others	9,352		9,937
Total	¥ 246,237	$ 35,211	¥ 195,202